IGNITING THE EMBERS OF HOPE

SMALL MOLECULE IMMUNOTHERAPIES

ROSE BENGAL MEDICAL SCIENCE

2024 ANNUAL STOCKHOLDER MEETING

provectus biopharmaceuticals

OTCQB: PVCT

FORWARD-LOOKING STATEMENTS

The information in this presentation may include "forward-looking statements" within the meaning of U.S. federal securities legislation and relating to the business of Provectus Biopharmaceuticals, Inc. and its affiliates (Provectus or the Company) that are based on the opinions and estimates of Company management and are subject to a variety of risks, uncertainties, and other factors, which could cause actual events or results to differ materially from those projected in these forward-looking statements.

Forward-looking statements are often, but not always, identified using words such as "seek," "anticipate," "budget," "plan," "continue," "estimate," "expect," "forecast," "may," "will," "project," "predict," "potential," "targeting," "intend," "could," "might," "should," "believe," and similar words suggesting future outcomes or statements regarding an outlook.

The safety, efficacy, and durability of agents and/or uses under investigation by Provectus have not been established. There is no guarantee these agents will receive health authority approval or become commercially available in any country or such agents as products will achieve any revenue levels.

Due to the risks, uncertainties, and assumptions inherent in forward-looking statements, readers should not place undue reliance on them. Forward-looking statements contained in this presentation are made as of the date hereof or as of the date specifically specified herein.

The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except in accordance with applicable federal securities laws. Forward-looking statements are expressly qualified by this cautionary statement.

Risks, uncertainties, and assumptions include those discussed in the Company's filings with the U.S. Securities and Exchange Commission, including those described in Item 1A of Provectus's:

- Annual Report on Form 10-K for the period ended December 31, 2023, and
- Quarterly Report on Form 10-Q for the period ended March 31, 2024.

2024 ANNUAL STOCKHOLDER MEETING AGENDA

Part 1: Meeting Activities	Part 2: Company Update
1. Welcome	A. Opening Remarks
2. Introductions	B. *Presentation.* Rose Bengal Sodium: A Bioactive Molecule
3. Preliminary Matters	C. Q&A Session
4. Order of Business	D. Closing Comments
5. Other Business	
6. Report of the Inspector of the Election	
7. Conclusion of the Annual Meeting	

PART I:
STOCKHOLDER MEETING ACTIVITIES

provectus
biopharmaceuticals

MEETING ACTIVITIES

1. Welcome

2. Introductions

3. Preliminary Matters

- Inspector of the Election
- Record Date
- Shares Entitled to Notice and Vote
- Quorum
- Reading of the Notice of the Annual Meeting, Affidavit of Mailing, and Minutes
- Stockholders' Proxies
- Stockholders' Ballots

4. Order of Business

Proposal #1: To elect four directors to serve on our Board of Directors

Proposal #2: To conduct an advisory vote to approve the compensation of our named executive officers

Proposal #3: To ratify the selection of Marcum LLP as our independent registered public accounting firm for 2024

Proposal #4: To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split

Proposal #5: To authorize our Board, if and only if Proposal #4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board

Proposal #6: To approve and adopt the Provectus Biopharmaceuticals, Inc. 2024 Equity Compensation Plan

5. Other Business

6. Report of the Inspector of the Election

7. Conclusion of the Annual Meeting

PART II:
COMPANY UPDATE

OPENING REMARKS

ED PERSHING, CPA, CHAIRMAN & CHIEF EXECUTIVE OFFICER

PRESENTATION

ROSE BENGAL SODIUM: A BIOACTIVE MOLECULE

DOMINIC RODRIGUES, VICE CHAIRMAN & PRESIDENT

provectus
biopharmaceuticals

THE ROSE BENGAL SODIUM (RBS) MOLECULE


Cl
Cl
Cl
Na+
O-
Cl
O
I
I
Na+
O
O
O-
I
I

A Singularly Distinctive Molecule

CLINICAL-STAGE: INTRATUMORAL PV-10
INJECTABLE SOLID TUMOR ONCOLOGY

Lead indication: FOLFIRNOX-refractory pancreatic ductal adenocarcinoma (PDAC) metastatic to the liver (mPDAC)

PV-10 + systemic gemcitabine+nab-paclitaxel (GEM-PAC) versus GEM-PAC

- A single-site, 18-patient, Phase 1 dose escalation clinical trial; dose levels would be based on PV-10's tumor fill factor
- Endpoints would include safety and tolerability, PFS (RECIST), OS, response (RECIST and PERCIST), and immune correlative markers

Guidance on future updates:

- Regulatory: Upon FDA clearance of this program and the Phase 1 trial
- Clinical operations: Upon PV-10 treatment of the first patient

Status: We believe this clinical development program is the most straightforward approach to reaffirming PV-10's activity, demonstrating its potential comparative clinical benefit in mPDAC specifically (and positioning in oncology broadly), and establishing a prospective approval pathway.



PFS = progression-free survival; OS = overall survival; RECIST = response evaluation criteria in solid tumors; PERCIST = positron emission tomography response criteria in solid tumors

CLINICAL-STAGE: PV-10
INJECTABLE SOLID TUMOR ONCOLOGY

Auxiliary indication: Treatment-naïve Stage IV M1a uveal melanoma metastatic to the liver

PV-10 + ipilimumab+nivolumab (IN) versus IN

Status: Sponsored clinical trial; Prospective HR ratio of 0.47; Funding-dependent



Improved overall survival in uveal melanoma treated with PV-10 + checkpoint inhibitor compared to monotherapy
Metastatic uveal melanoma – M1a hepatic metastases
Probability of Survival
100
50
0
0 12 24 36 48 60 72
Months
PV-10 + IN
PV-10 - IN
• mOS = 50.0 months (PV-10 + IN)
• mOS = 10.4 months (PV-10 - IN)
PV-10 + IN
IN
• mOS = 50.0 months (PV-10 + IN)
• mOS = 12.8 months (IN alone)
SIR 2024 MARCH 23-28 SALT LAKE CITY
SIRpass the summit
Society of Interventional Radiology

Potential auxiliary indication: Pre-operative penile squamous cell carcinoma

Single-agent PV-10

Status: Potential investigator-initiated study



Image source: Sapna Patel, MD, Locoregional interventions combined with checkpoint inhibition from an oncologist's perspective. Society of Interventional Radiology (SIR) 2024 annual meeting.

CLINICAL-STAGE: TOPICAL PH-10
DERMATALOGY

Auxiliary indications: Skin diseases, conditions, and disorders; Skin aging

Further advancement of PH-10 would be based on the full results of ongoing, broad-ranging,, non-clinical research into RBS's mechanisms of action.

Status: We believe this non-clinical work, which includes RNA sequencing among other types of analyses, is critical to fully understanding and optimally positioning PH-10's potential clinical benefit for the treatment of skin diseases, conditions, and disorders.

CLINICAL-STAGE: TOPICAL PV-305
OPHTHALMOLOGY

Auxiliary indications: Infectious keratitis

Rose bengal photodynamic antimicrobial therapy (RB PDAT) is the subject of two international Phase 3 randomized controlled trials for acanthamoeba and fungal (NCT05110001) and bacterial (NCT06271772) keratitis. RB PDAT has been used to treat types of infectious keratitis patients in four countries to date (i.e., the U.S., India, Brazil, and Mexico). A data readout of NCT05110001 is planned for Q4 2024.

Status: We plan to spinout an ophthalmology-focused start-up biotechnology company ("EyeCo") in Q3 2024.

PROOF-OF-CONCEPT *IN VIVO* PROGRAMS
FULL-THICKNESS CUTANEOUS WOUND HEALING

Route of administration: Topical[1]

"RBS accelerates wound closure, increases collagen, and improves trans epidermal water loss at day 14 after injury. These beneficial effects were achieved at concentrations that were safe and did not exhibit any toxic effects." (University of Texas Medical Branch at Galveston)

Status: A large animal (pig) trial may commence in Q4 2024. A late-stage clinical trial (versus a comparator) could potentially follow.

CANINE SOFT TISSUE SARCOMAS

Route of administration: Intratumoral

In vitro testing is mostly complete. Non-clinical safety studies on rabbits and beagles are currently being conducted.

Status: A Phase 1 clinical trial may commence in Q4 2024.

ONCOLOGY & HEMATOLOGY

Route of administration: Oral[2]

Status: We believe RBS's multifaceted, simultaneous and temporal stimulatory and inhibitory co-targeting, and immune-related mechanisms of action in cancer may have the potential to position an orally-delivered drug formulation for broad-spectrum use in both oncology and hematology.

1. Jay et al., Assessing the safety and efficacy of multi-dosed topical Rose Bengal Sodium in a murine model of full-thickness cutaneous injury. Society for Investigative Dermatology (SID) 2024 annual meeting.
2. Tran et al., Identification and In Vivo Validation of Unique Anti-Oncogenic Mechanisms Involving Protein Kinase Signaling and Autophagy Mediated by the Investigational Agent PV-10. *Cancers* 2024.

IN VIVO DISCOVERY PROGRAMS

INFECTIOUS DISEASES

Routes of administration: Topical and oral

Status: We believe RBS can potentially be applied to gram-positive, gram-negative, and drug-resistant infections.

TISSUE REGENERATION & REPAIR

Routes of administration: Topical and systemic

Status: Our research collaborator is preparing a manuscript for potential publication.

PROPRIETARY TARGETS

Status: To be communicated.

RBS MEDICAL SCIENCE

Understanding RBS's mechanisms of action, and their various potential impacts on clinical benefit, has been consequential to refining trial protocols that could further enhance patient outcomes in cancer, and to demonstrating the potential of the RBS platform to treat other diseases. Necessary scientific curiosity begs questions such as:

- What is(are) the effect(s) of RBS on normal cells, proteins, etc.?
- What is(are) the effect(s) of RBS on diseased or abnormal cells, proteins, etc.?
- How is(are) this(these) effect(s) consistent across disease areas?

Take endoplasmic reticulum (ER) stress, for example:

- Implicated by multiple Provectus research collaborators through non-clinical research on multiple cancer types: colon cancer, glioblastoma, and head and neck squamous cell carcinoma[1]
- Prolonged ER stress may contribute to the development and progression of many diseases, including neurodegeneration, type 2 diabetes, and cancer: Amyotrophic lateral sclerosis (ongoing non-clinical research) and Alzheimer's disease (planned)

The results of our work on RBS medical science engenders tremendous confidence in all that we do.

RBS Platform Value Proposition


Global accessibility via affordability
Safety
Precise, personalized & potentially permanent immune response
Broad-spectrum activity
Synergy with standards of care
Healing capacity

1. Thatikonda et al., PV-10 triggers immunogenic cell death and anti-tumor immunity in head and neck squamous cell carcinoma via endoplasmic reticulum stress and autophagy. American Association for Cancer Research (AACR) 2024 annual meeting.

2023-2024 PRESENTATIONS, PUBLICATIONS, PATENTS & OTHER ACHIEVEMENTS*

1. June 2023. New sponsored research program with the University of Tennessee College of Veterinary Medicine to assess the safety and preliminary efficacy of intralesional injection of RBS for the treatment of canine soft tissue sarcomas
2. July. Published patent application (18/089,011) on the United States Patent and Trademark Office's (USPTO's) website titled *Photodynamic Anti-Gram-Positive Bacterial Activity of Pharmaceutical-Grade Rose Bengal*
3. August. Published patent application (18/089,134) on the USPTO's website titled *Halogenated Xanthene-Containing Topical Anti-Gram-Positive Bacterial Ophthalmic Composition and Method*
4. November. Non-clinical research by the University of Calgary on the potential use of RBS as an adjuvant in vaccines to help them work better presented at the Society for Immunotherapy of Cancer 2023 annual meeting titled *The iodinated fluorescein derivative PV-10 enhances the antiviral activity of CD8+ T-Cells by inducing STING dimerization: Implications for enhanced vaccine applications*
5. November. Updated data from a Phase 1 clinical trial of single-agent and combination therapy PV-10 for the treatment of uveal melanoma metastatic to the liver (NCT00986661)
6. November. Updated data from a Phase 1b/2 clinical trial of PV-10 in combination with standard of care immune checkpoint blockade for the treatment of advanced cutaneous melanoma (NCT02557321)
7. March 2024. Published patent application (17/890,659) on the USPTO's website titled *Composition and Method for Treating Hematologic Cancers*
8. March. Patent award (11,938,182) from the USPTO titled *Halogenated Xanthenes as Vaccine Adjuvants*

* Since the 2023 Annual Stockholder Meeting.

2023-2024 PRESENTATIONS, PUBLICATIONS, PATENTS & OTHER ACHIEVEMENTS

9. March 2024. Exclusive worldwide license of the the University of Miami's intellectual property related to photodynamic antimicrobial therapy (PDAT) and the use of RBS for treating bacterial, fungal, and parasitic (acanthamoeba) infections of the eye

10. April. Non-clinical research by Moffitt Cancer Center on PV-10 for the treatments of human papillomavirus (HPV)-positive and HPV-negative head and neck squamous cell carcinoma was presented at 2024 American Association for Cancer Research annual meeting titled *PV-10 triggers immunogenic cell death and anti-tumor immunity in head and neck squamous cell carcinoma via endoplasmic reticulum stress and autophagy*

11. April. Non-clinical research by the University of Calgary on oral administration of RBS for the treatments of solid tumor cancers published in the open access journal of oncology Cancers titled *Identification and In Vivo Validation of Unique Anti-Oncogenic Mechanisms Involving Protein Kinase Signaling and Autophagy Mediated by the Investigational Agent PV-10*

12. May. Patent award (11,975,106) from the USPTO titled *Uses of halogenated xanthenes in oncology and virology*

13. May. Patent award (11,974,980) from the USPTO titled *In vitro and xenograft anti-tumor activity of a halogenated-xanthene against refractory pediatric solid tumors*

14. May. Clinical and non-clinical research on RB PDAT presented at the Association for Research in Vision and Ophthalmology (ARVO) 2024 annual meeting

    - *Evaluating the Safety of Rose Bengal Photodynamic Therapy*, Bascom Palmer Eye Instute (BPEI)

2023-2024 PRESENTATIONS, PUBLICATIONS, PATENTS & OTHER ACHIEVEMENTS

14. May 2024. Clinical and non-clinical research on RB PDAT presented at the ARVO 2024 annual meeting

    - *Rose Bengal Photodynamic Antimicrobial Therapy as an Adjuvant Treatment for Infectious Keratitis*, Instituto de Oftalmologia Fundacion Conde de Valenciana IAP (Mexico)
    - *Assessment of photosensitizer concentration with a Singlet Oxygen luminescence dosimeter for Photodynamic Antimicrobial Therapy*, BPEI
    - *Clinical outcome in patients with infectious keratitis treated with Rose Bengal Photodynamic Antimicrobial Therapy (RB-PDAT) at the Federal University of Sao Paulo (UNIFESP)*, Universidade Federal de São Paulo
    - *Enhanced Fungal Inhibition with High-Dose Rose Bengal Photodynamic Antimiocrobial Therapy*, BPEI
    - *Inhibition of Fungal Isolates via Singlet Oxygen Generation from Erythrosin B and Rose Bengal Photodynamic Antimicrobial Therapy*, BPEI
    - *Arginine-Mediated Enhancement of Photodynamic Antimicrobial Therapy to Target the Oxygen-Independent Pathway*, BPEI
    - *Exploring the Combination of Rose Bengal Photodynamic Antimicrobial Therapy and Existing Antifungals*, BPEI

15. May. Non-clinical research on RBS for the topical treatment of full-thickness cutaneous wounds presented at the Society for Investigative Dermatology (SID) 2024 annual meeting titled *Assessing the safety and efficacy of multi-dosed topical Rose Bengal Sodium in a murine model of full-thickness cutaneous injury*

Q&A SESSION

BOARD OF DIRECTORS

WEBSTER BAILEY ● JACK LACEY, MD ● ED PERSHING ● DOMINIC RODRIGUES

provectus biopharmaceuticals

CLOSING COMMENTS

ED PERSHING, CHAIRMAN & CHIEF EXECUTIVE OFFICER

provectus
biopharmaceuticals

CAPITAL MARKETS SNAPSHOT

Ticker	PVCT
Exchange	OTCQB
Sector	Biotechnology
Market Cap	$66.28 million[1]
52-Week Range	$0.056 - $0.225[1]
Shares Outstanding	419.52 million[1]

Mailing Address

Provectus Biopharmaceuticals, Inc.
800 S. Gay St., Suite 1610
Knoxville, TN 37929 USA

+1 (866) 594-5999 / Fax: +1 (866) 998-0005

Investor Relations

investorrelations@pvct.com
+1 (866) 594-5999 x1

Media Relations

mediarelations@pvct.com
+1 (866) 594-5999 x4

Transfer Agent
(e.g., stockholder records, transfers, changes of address, etc.)

Broadridge Corporate Issuer Solutions, Inc.,
P.O. Box 1342, Brentwood, NY 11717 USA
shareholder@broadridge.com
+1 (800) 733-1121 / Fax: +1 (215) 553-5402

1. As of June 18, 2024.

WHY INVEST IN PROVECTUS



Committed to developing safe, effective, accessible and affordable immunotherapy drugs for those afflicted with cancer and other diseases

Corporate principles of cure, accessibility, accountability, fiscal responsibility, and shareholder value

Clinical trials demonstrating viability of lead cancer immunotherapy candidate PV-10

Open-source network of physician-researchers, scientists, and major medical institutions to alleviate high R&D fixed costs

Highly experienced & passionate management focused on principled culture building, decision-making, and business strategy execution

OTCQB: PVCT

www.ProvectusBio.com

info@provectus.com